STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments at fair value (Note 4)	$ 117,795,801	$ 99,047,761
Investment at contract value (Note 5)	3,352,753	7,318,746
Receivables:
Employer contribution receivable	208,866	173,606
Notes receivable from participants	1,085,083	863,904
Total receivables	1,293,949	1,037,510
Total assets	122,442,503	107,404,017
NET ASSETS AVAILABLE FOR BENEFITS	$ 122,442,503	$ 107,404,017